UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2023

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
(Address of Principal Executive Offices)
(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Kelly Services, Inc (the “Company”) held its annual meeting of stockholders in virtual-only format on May 17, 2023. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are provided below.

Proposal 1

All of the nominees for election to the Company’s board of directors were elected to serve until the next annual meeting of stockholders, as follows:

Name of Nominee	Number of Shares Voted “For”	Number of Shares Voted “Withheld”	Broker Non-Votes
Donald R. Parfet	3,216,563	13,150	53,196
Peter W. Quigley	3,217,239	12,474	53,196
Gerald S. Adolph	3,212,861	16,852	53,196
George S. Corona	3,217,239	12,474	53,196
Robert S. Cubbin	3,212,861	16,852	53,196
Amala Duggirala	3,179,752	49,961	53,196
InaMarie F. Johnson	3,179,752	49,961	53,196
Terrence B. Larkin	3,211,426	18,287	53,196
Leslie A. Murphy	3,217,239	12,474	53,196

Proposal 2

The Company’s stockholders approved, by advisory vote, the Company’s executive compensation, as follows:

Shares Voting “For”	3,183,378
Shares Voting “Against”	44,584
Shares Abstaining From Voting	1,751
Broker Non-Votes	53,196

Proposal 3

The Company’s stockholders approved, by advisory vote, the frequency of future voting on the Company executive compensation, as follows:

Shares Voting For One Year	3,227,755
Shares Voting For Two Years	429
Shares Voting for Three Years	1,507
Shares Abstaining from Voting	22
Broker Non-Votes	53,196

Proposal 4

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the 2023 fiscal year, as follows:

Shares Voting “For”	3,269.684
Shares Voting “Against”	13,224
Shares Abstaining From Voting	1
Broker Non-Votes	0

Item 7.01	Regulation FD Disclosure.

On May 19, 2023, the Company issued a press release announcing the results of the voting at the Company’s annual meeting of stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The forgoing information is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 19, 2023.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 19, 2023	/s/ James M. Polehna
James M. Polehna
Corporate Secretary